EXHIBIT 23.1
                                                                   -------------


Consent of Independent Auditors


The Board of Directors
Webster Financial Corporation:

     We consent to the use of our reports incorporated herein by reference and to the references to our firm under the heading "Experts" in the Prospectus.



                                                       /s/ KPMG Peat Marwick LLP





Hartford, Connecticut
March 20, 1998